Exhibit 99.2

Investor Contact

Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2 - 3
	- Summary Consolidated Balance Sheets	4
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	5 - 6
	- Consolidating Statement of Operations	7
	- Catastrophe Loss Charges	8

III.	Segment Results
	- Insurance - North American	9
	- Insurance - Overseas General	10
	- Global Reinsurance	11
	- Life	12 -13

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	14
	- Reinsurance Recoverable Analysis	15
	- Investment Portfolio	16 - 23
	- Net Realized and Unrealized Gains (Losses)	24
	- Capital Structure	25 - 26
	- Computation of Basic and Diluted Earnings Per Share	27

V.	Other Disclosures
	- Non-GAAP Financial Measures	28
	- Book Value and Book Value per Common Share	29
	- Comprehensive Income	30
	- Glossary	31

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios)
(Unaudited)

	Three months ended March 31		% Change 1Q-10 vs. 1Q-09	Constant $ 2009 (2)	% Change 1Q-10 vs. 1Q-09 (2)
	2010	2009

Gross premiums written	$4,790	$4,535	6%	$4,686	2%

Net premiums written	$3,571	$3,424	4%	$3,551	1%

Net premiums earned	$3,277	$3,194	3%	$3,320	-1%

Net investment income	$504	$502	0%	$511	-1%

Net income	$755	$567	33%

Income excluding net realized gains (losses) (1)	$579	$669	-13%	$683	-15%

Comprehensive income	$1,058	$337	NM

Operating cash flow	$823	$562	46%

Combined ratio
Loss and loss expense ratio	61.9%	59.7%
Underwriting and administrative expense ratio	30.9%	27.8%

Combined ratio	92.8%	87.5%

Annualized ROE*	12.0%	16.3%

Annualized ROE on net income	15.0%	15.6%

Effective tax rate on income excluding net realized gains (losses)	17.4%	17.4%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.70	$1.99	-15%
Net income	$2.22	$1.69	31%

Book value per common share	$60.94	$43.82	39%
Tangible book value per common share	$49.48	$32.70	51%
Weighted average basic common shares outstanding	338.5	335.5
Weighted average diluted common shares outstanding	339.9	336.1
Debt/total capitalization	13.6%	17.9%

(1)	See Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Consolidated Results Excluding Life Segment
Gross premiums written	$4,400	$4,110	$4,622	$4,733	$4,150	$17,615
Net premiums written	3,186	2,915	2,783	3,048	3,078	11,824
Net premiums earned	2,897	3,018	3,031	2,902	2,859	11,810
Losses and loss expenses	1,790	1,784	1,764	1,688	1,704	6,940
Policy benefits	3	1	—	1	2	4
Policy acquisition costs	493	504	508	468	434	1,914
Administrative expenses	402	416	400	390	362	1,568

Underwriting income excluding Life segment	209	313	359	355	357	1,384
Life underwriting income excluding investment income	46	60	52	35	21	168
Net investment income	504	512	511	506	502	2,031
Net realized gains (losses)	168	373	(223)	(225)	(121)	(196)
Interest expense	52	56	60	56	53	225
Other income (expense) (1)	4	(41)	(51)	21	(14)	(85)
Income tax expense	124	208	94	101	125	528

Net income	755	953	494	535	567	2,549
Net realized gains (losses)	168	373	(223)	(225)	(121)	(196)
Net realized gains (losses) in other income (expense) (1)	10	(31)	(43)	8	3	(63)
Tax expense (benefit) on net realized gains (losses)	2	72	(59)	(46)	(16)	(49)

Income excluding net realized gains (losses) (2)	$579	$683	$701	$706	$669	$2,759

% Change versus prior year period(3)
Net premiums written	4%	9%	-5%	-5%	1%	0%
Net premiums earned	1%	5%	-7%	-5%	1%	-2%
Net premiums written constant $	0%	4%	-1%	1%	7%	3%
Net premiums earned constant $	-3%	1%	-4%	2%	7%	2%

Other ratios
Net premiums written/gross premiums written	72%	71%	60%	64%	74%	67%
Effective tax rate on income excluding net realized gains (losses)	17.4%	16.6%	17.9%	17.2%	17.4%	17.3%

Combined ratio (3)
Loss and loss expense ratio	61.9%	59.1%	58.2%	58.2%	59.7%	58.8%
Policy acquisition cost ratio	17.0%	16.7%	16.7%	16.1%	15.2%	16.2%
Administrative expense ratio	13.9%	13.8%	13.2%	13.4%	12.6%	13.3%

Combined ratio	92.8%	89.6%	88.1%	87.7%	87.5%	88.3%

Expense ratio	30.9%	30.5%	29.9%	29.5%	27.8%	29.5%
Expense ratio excluding A&H	26.9%	26.0%	25.3%	25.0%	23.9%	25.0%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$(25)	$—	$—	$—	$1	$1
Catastrophe losses	$148	$23	$45	$31	$38	$137
Prior period development excluding Life - unfavorable (favorable) (4)	$(96)	$(147)	$(203)	$(158)	$(68)	$(576)
Loss and loss expense ratio excluding catastophe losses and prior period development	61.1%	63.3%	63.4%	62.6%	60.7%	62.5%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Consolidated Results	Page 2

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Expense Ratio Adjusted to Exclude the Impact of Reinstatement Premiums (RIPS), Crop Insurance Profit-Sharing Commission and Foreign Exchange

	1Q-10	RIPS & CROP		Adjusted 1Q-10	1Q-09	FX	Adjusted 1Q-09
Net premiums earned	$2,897	$25		$2,922	$2,859	$116	$2,975
Losses and loss expenses	1,790	—		1,790	1,704	—	1,704
Policy benefits	3	—		3	2	—	2
Policy acquisition costs	493	(45	)(1)	448	434	31	465
Administrative expenses	402	—		402	362	18	380

Underwriting income excluding Life segment	209	70		279	357	67	424
Policy acquisition cost ratio	17.0%	-1.7%		15.3%	15.2%	0.4%	15.6%
Administrative expense ratio	13.9%	-0.1%		13.8%	12.6%	0.2%	12.8%

Expense ratio	30.9%	-1.8%		29.1%	27.8%	0.6%	28.4%

(1)	For Q1 2010, prior period favorable development of $96 million is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Consolidated Results 2	Page 3

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	March 31 2010	December 31 2009
	(Unaudited)	(Unaudited)
Assets
Fixed maturities available for sale, at fair value	$40,564	$39,525
Fixed maturities held to maturity, at amortized cost	3,335	3,481
Equity securities, at fair value	316	467
Short-term investments, at fair value	2,052	1,667
Other investments	1,472	1,375

Total investments	47,739	46,515
Cash	726	669
Securities lending collateral	1,611	1,544
Insurance and reinsurance balances receivable	3,685	3,671
Reinsurance recoverable on losses and loss expenses	13,335	13,595
Deferred policy acquisition costs	1,517	1,445
Value of business acquired	712	748
Prepaid reinsurance premiums	1,646	1,521
Goodwill and other intangible assets	3,883	3,931
Deferred tax assets	1,174	1,154
Investments in partially owned insurance companies	454	433
Other assets	2,847	2,754

Total assets	$79,329	$77,980

Liabilities
Unpaid losses and loss expenses	$37,551	$37,783
Unearned premiums	6,437	6,067
Future policy benefits	3,057	3,008
Insurance and reinsurance balances payable	3,147	3,295
Securities lending payable	1,639	1,586
Payable for securities purchased	534	154
Accounts payable, accrued expenses, and other liabilities	2,711	2,792
Short-term debt	150	161
Long-term debt	3,158	3,158
Trust preferred securities	309	309

Total liabilities	58,693	58,313

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	19,510	18,844
Accumulated other comprehensive income (AOCI)	1,126	823

Total shareholders’ equity	20,636	19,667

Total liabilities and shareholders’ equity	$79,329	$77,980

Book value per common share (1)	$60.94	$58.44
Tangible book value per common share (1)	$49.48	$46.76

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-10	% of Total Consolidated	1Q-09	% of Total Consolidated	% Change 1Q-10 vs. 1Q-09
Net premiums written
Property and all other	$1,082	30%	$1,151	34%	-6%
Casualty	1,516	42%	1,381	40%	10%

Subtotal	2,598	72%	2,532	74%	3%
Personal accident (A&H) (1)	845	24%	783	23%	8%
Life (2)	128	4%	109	3%	17%

Total consolidated	$3,571	100%	$3,424	100%	4%

Add: Life deposits on investment contracts	55		95		-42%

Non-GAAP total net premium written	$3,626		$3,519		3%

Net premiums earned
Property and all other	$916	28%	$983	31%	-7%
Casualty	1,427	44%	1,367	43%	4%

Subtotal	2,343	72%	2,350	74%	0%
Personal accident (A&H) (1)	810	25%	743	23%	9%
Life (2)	124	3%	101	3%	23%

Total consolidated	$3,277	100%	$3,194	100%	3%

Income excluding net realized gains (losses)
Property, casualty, and all other	$443	77%	$553	83%	-20%
Personal accident (A&H) (1)	101	17%	96	14%	5%
Life (2)	35	6%	20	3%	75%

Total consolidated	$579	100%	$669	100%	-13%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 5

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	1Q-10	Constant $ 1Q-09 (3)	Constant $ % Change 1Q-10 vs. 1Q-09 (3)
Net premiums written
Property, casualty, and all other	$2,598	$2,593	0%
Personal accident (A&H) (1)	845	848	0%
Life (2)	128	110	16%

Total consolidated	$3,571	$3,551	1%

Net premiums earned
Property, casualty, and all other	$2,343	$2,410	-3%
Personal accident (A&H) (1)	810	808	0%
Life (2)	124	102	22%

Total consolidated	$3,277	$3,320	-1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$443	$559	-21%
Personal accident (A&H) (1)	101	104	-3%
Life (2)	35	20	75%

Total consolidated	$579	$683	-15%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior year on a constant dollar basis.

Line of Business 2	Page 6

ACE Limited Consolidating Statement of Operations Three months ended March 31, 2010 and 2009 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
March 31, 2010
Gross premiums written	$2,130	$1,871	$399	$—	$4,400	$390	$4,790
Net premiums written	1,395	1,420	371	—	3,186	385	3,571
Net premiums earned	1,370	1,251	276	—	2,897	380	3,277
Losses and loss expenses	938	701	151	—	1,790	131	1,921
Policy benefits	—	3	—	—	3	84	87
Policy acquisition costs	156	283	54	—	493	61	554
Administrative expenses	148	202	12	40	402	58	460

Underwriting income (loss)	128	62	59	(40)	209	46	255
Net investment income	278	114	69	—	461	43	504
Net realized gains (losses)	80	22	31	(8)	125	43	168
Interest expense	—	—	—	52	52	—	52
Other income (expense)	5	(2)	4	—	7	(3)	4
Income tax expense (benefit)	104	14	10	(18)	110	14	124

Net income (loss)	387	182	153	(82)	640	115	755
Net realized gains (losses)	80	22	31	(8)	125	43	168
Net realized gains (losses) in other income (expense)	—	5	4	—	9	1	10
Tax expense (benefit) on net realized gains (losses)	2	1	—	(2)	1	1	2

Income (loss) excluding net realized gains (losses) (1)	$309	$156	$118	$(76)	$507	$72	$579

March 31, 2009
Gross premiums written	$2,078	$1,693	$379	$—	$4,150	$385	$4,535
Net premiums written	1,392	1,327	359	—	3,078	346	3,424
Net premiums earned	1,437	1,184	238	—	2,859	335	3,194
Losses and loss expenses	1,004	613	87	—	1,704	112	1,816
Policy benefits	—	2	—	—	2	97	99
Policy acquisition costs	123	260	51	—	434	47	481
Administrative expenses	140	175	12	35	362	58	420

Underwriting income (loss)	170	134	88	(35)	357	21	378
Net investment income	263	120	72	1	456	46	502
Net realized gains (losses)	(120)	7	11	(28)	(130)	9	(121)
Interest expense	—	—	—	53	53	—	53
Other income (expense)	(4)	(4)	—	(4)	(12)	(2)	(14)
Income tax expense (benefit)	96	46	16	(39)	119	6	125

Net income (loss)	213	211	155	(80)	499	68	567
Net realized gains (losses)	(120)	7	11	(28)	(130)	9	(121)
Net realized gains (losses) in other income (expense)	—	3	—	(3)	—	3	3
Tax expense (benefit) on net realized gains (losses)	(12)	8	—	(9)	(13)	(3)	(16)

Income (loss) excluding net realized gains (losses) (1)	$321	$209	$144	$(58)	$616	$53	$669

Income (loss) excluding net realized gains (losses), constant $ (2)	$323	$219	$144	$(58)	$628	$55	$683

(1)	See Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

Segment 2010 Qtr	Page 7

ACE Limited Segment Results - First Quarter Catastrophe Loss Charges (in millions of U.S. dollars) (Unaudited)

First Quarter Catastrophe Loss Charges - 2010

Catastrophe Loss Charges- By Event	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Total
Gross loss				$425
Net loss
Haiti earthquake	$4	$2	$—	$6
Chile earthquake	5	22	7	34
France windstorm	—	5	5	10
Australia storms	—	15	17	32
U.S. catastrophes	43	5	2	50
Other (1)	—	15	1	16

Total	52	64	32	148

Reinstatement premiums (expensed) collected	(3)	(24)	2	(25)

Net premium earned (expensed)	(3)	(24)	2	(25)

Total impact before income tax	55	88	30	173
Income tax benefit	(16)	(7)	(1)	(24)

Total impact after income tax	$39	$81	$29	$149

Effective tax rate	29%	8%	3%	14%

(1)	Primarily includes catastrophes in Madeira and French Polynesia.

Catastrophe Losses	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Gross premiums written	$2,130	$2,196	$2,730	$2,664	$2,078	$9,668
Net premiums written	1,395	1,421	1,374	1,454	1,392	5,641
Net premiums earned	1,370	1,365	1,467	1,415	1,437	5,684
Losses and loss expenses	938	959	1,053	997	1,004	4,013
Policy acquisition costs	156	123	142	129	123	517
Administrative expenses	148	139	146	147	140	572

Underwriting income	128	144	126	142	170	582
Net investment income	278	278	278	275	263	1,094
Net realized gains (losses)	80	252	(25)	(97)	(120)	10
Interest expense	—	1	—	—	—	1
Other income (expense)	5	(27)	(4)	(1)	(4)	(36)
Income tax expense	104	165	47	76	96	384

Net income	387	481	328	243	213	1,265
Net realized gains (losses)	80	252	(25)	(97)	(120)	10
Net realized gains (losses) in other income (expense)	—	(26)	(5)	—	—	(31)
Tax expense (benefit) on net realized gains (losses)	2	63	(59)	(33)	(12)	(41)

Income excluding net realized gains (losses) (1)	$309	$318	$299	$307	$321	$1,245

Combined ratio
Loss and loss expense ratio	68.5%	70.3%	71.7%	70.5%	69.9%	70.6%
Policy acquisition cost ratio	11.4%	9.0%	9.7%	9.1%	8.6%	9.1%
Administrative expense ratio	10.8%	10.2%	9.9%	10.4%	9.7%	10.1%

Combined ratio	90.7%	89.5%	91.3%	90.0%	88.2%	89.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(3)	$—	$—	$—	$—	$—
Catastrophe losses	$52	$10	$24	$20	$4	$58
Prior period development - unfavorable (favorable) (2)	$(45)	$(50)	$(45)	$(74)	$(10)	$(179)
Loss and loss expense ratio excluding catastophe losses and prior period development	71.1%	73.3%	73.1%	74.3%	70.3%	72.7%

% Change versus prior year period
Net premiums written	0%	9%	-6%	-4%	2%	0%
Net premiums earned	-5%	-1%	-7%	4%	6%	0%

Other ratios
Net premiums written/gross premiums written	65%	65%	50%	55%	67%	58%

(1)	See Non-GAAP Financial Measures.

(2)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Insurance-North American	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Gross premiums written	$1,871	$1,752	$1,677	$1,710	$1,693	$6,832
Net premiums written	1,420	1,350	1,203	1,265	1,327	5,145
Net premiums earned	1,251	1,400	1,317	1,246	1,184	5,147
Losses and loss expenses	701	718	631	635	613	2,597
Policy benefits	3	1	—	1	2	4
Policy acquisition costs	283	333	316	293	260	1,202
Administrative expenses	202	214	204	190	175	783

Underwriting income	62	134	166	127	134	561
Net investment income	114	124	121	114	120	479
Net realized gains (losses)	22	20	40	(87)	7	(20)
Other income (expense)	(2)	(8)	(3)	(5)	(4)	(20)
Income tax expense	14	55	56	29	46	186

Net income	182	215	268	120	211	814
Net realized gains (losses)	22	20	40	(87)	7	(20)
Net realized gains (losses) in other income (expense)	5	(2)	1	2	3	4
Tax expense (benefit) on net realized gains (losses)	1	10	6	(15)	8	9

Income excluding net realized gains (losses) (1)	$156	$207	$233	$190	$209	$839

Combined ratio
Loss and loss expense ratio	56.3%	51.3%	48.0%	51.0%	52.0%	50.5%
Policy acquisition cost ratio	22.6%	23.7%	24.0%	23.6%	21.9%	23.3%
Administrative expense ratio	16.1%	15.3%	15.4%	15.2%	14.8%	15.2%

Combined ratio	95.0%	90.3%	87.4%	89.8%	88.7%	89.0%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(24)	$—	$(1)	$—	$—	$(1)
Catastrophe losses	$64	$10	$16	$10	$15	$51
Prior period development - unfavorable (favorable)	$(37)	$(86)	$(119)	$(26)	$(24)	$(255)
Loss and loss expense ratio excluding catastophe losses and prior period development	53.1%	56.7%	55.7%	52.3%	52.7%	54.5%

% Change versus prior year period
Net premiums written as reported	7%	8%	-7%	-12%	-1%	-4%
Net premiums earned as reported	6%	12%	-8%	-13%	-3%	-4%
Net premiums written constant $	0%	0%	2%	2%	10%	3%
Net premiums earned constant $	-3%	3%	0%	1%	10%	3%
Underwriting income constant $					$139
Income excluding net realized gains (losses), constant $					$219

Other ratios
Net premiums written/gross premiums written	76%	77%	72%	74%	78%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Gross premiums written	$399	$162	$215	$359	$379	$1,115
Net premiums written	371	144	206	329	359	1,038
Net premiums earned	276	253	247	241	238	979
Losses and loss expenses	151	107	80	56	87	330
Policy acquisition costs	54	48	50	46	51	195
Administrative expenses	12	14	15	14	12	55

Underwriting income	59	84	102	125	88	399
Net investment income	69	68	65	73	72	278
Net realized gains (losses)	31	30	(11)	(47)	11	(17)
Other income (expense)	4	(2)	1	(1)	—	(2)
Income tax expense	10	8	9	13	16	46

Net income	153	172	148	137	155	612
Net realized gains (losses)	31	30	(11)	(47)	11	(17)
Net realized gains (losses) in other income (expense)	4	(4)	—	—	—	(4)
Tax expense (benefit) on net realized gains (losses)	—	—	(1)	1	—	—

Income excluding net realized gains (losses) (1)	$118	$146	$158	$185	$144	$633

Combined ratio
Loss and loss expense ratio	54.7%	42.4%	32.5%	23.4%	36.3%	33.7%
Policy acquisition cost ratio	19.6%	19.1%	20.1%	19.0%	21.5%	19.9%
Administrative expense ratio	4.5%	5.6%	5.9%	5.8%	5.2%	5.6%

Combined ratio	78.8%	67.1%	58.5%	48.2%	63.0%	59.2%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$2	$—	$1	$—	$1	$2
Catastrophe losses	$32	$3	$5	$1	$19	$28
Prior period development - unfavorable (favorable)	$(14)	$(11)	$(39)	$(58)	$(34)	$(142)
Loss and loss expense ratio excluding catastophe losses and prior period development	48.4%	45.5%	46.4%	46.9%	42.8%	45.4%

% Change versus prior year period
Net premiums written	3%	14%	18%	22%	4%	14%
Net premiums earned	16%	5%	-4%	-6%	-10%	-4%

Other ratios
Net premiums written/gross premiums written	93%	89%	96%	92%	95%	93%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09		Full Year 2009
Gross premiums written (1)	$390	$397	$383	$384	$385		$1,549
Net premiums written	385	390	372	367	346		1,475
Net premiums earned	380	369	362	364	335		1,430
Losses and loss expenses	131	116	121	133	112		482
Policy benefits	84	68	79	77	97		321
Policy acquisition costs	61	55	59	55	47		216
Administrative expenses	58	70	51	64	58		243
Net investment income	43	44	43	43	46		176

Life underwriting income (2)	89	104	95	78	67		344

Net realized gains (losses)	43	80	(212)	108	9		(15)
Other income (expense)	(3)	(1)	—	1	(2)		(2)
Income tax expense	14	11	17	14	6		48

Net income (loss)	115	172	(134)	173	68		279

Net realized gains (losses)	43	80	(212)	108	9		(15)
Net realized gains (losses) in other income (expense)	1	2	3	1	3		9
Tax expense (benefit) on net realized gains (losses)	1	—	(1)	2	(3)		(2)

Income excluding net realized gains (losses) (3)	$72	$90	$74	$66	$53		$283

Prior period development - unfavorable (favorable)	$—	$(4)	$—	$—	$1		(3)
Deposits collected on universal life and investment contracts (1)	$55	$100	$109	$100	$95		$404
Fees on universal life and investment contracts (1)	$7	$11	$8	$8	$7		$34
% Change versus prior year period
Net premiums written	11%	5%	7%	-2%	230	%(4)	23%
Net premiums earned	13%	3%	5%	-1%	235	%(4)	22%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. Fees on universal life and investment contracts are revenue for GAAP and have been classified as gross premiums written.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See Non-GAAP Financial Measures.

(4)	% Change is primarily due to the Combined Insurance acquisition on April 1, 2008.

Life	Page 12

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Premium	$28	$28	$28	$27	$25	$108
Less paid claims	32	32	33	38	46	149

Net	$(4)	$(4)	$(5)	$(11)	$(21)	$(41)

Living Benefits (Includes GMIB and GMAB)
	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Premium	$41	$41	$41	$41	$39	$162
Less paid claims	—	—	1	1	2	4

Net	$41	$41	$40	$40	$37	$158

Total VA Guaranteed Benefits
	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Premium	$69	$69	$69	$68	$64	$270
Less paid claims	32	32	34	39	48	153

Net	$37	$37	$35	$29	$16	$117

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

At current market levels we expect approximately $118 million of claims and $101 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

At current market levels we expect approximately $1 million of claims and $151 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 13

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2008	$37,176	$12,935	$24,241

Losses and loss expenses incurred	2,454	638	1,816
Losses and loss expenses paid	(2,504)	(762)	(1,742)	96%
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)

Balance at March 31, 2009	$36,931	$12,754	$24,177

Losses and loss expenses incurred	2,633	812	1,821
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)	94%
Other (incl. foreign exch. revaluation)	572	144	428

Balance at June 30, 2009	$37,268	$12,556	$24,712

Losses and loss expenses incurred	3,268	1,383	1,885
Losses and loss expenses paid	(2,972)	(1,235)	(1,737)	92%
Other (incl. foreign exch. revaluation)	307	96	211

Balance at September 30, 2009	$37,871	$12,800	$25,071

Losses and loss expenses incurred	2,786	886	1,900
Losses and loss expenses paid	(2,749)	(994)	(1,755)	92%
Other (incl. foreign exch. revaluation)	(125)	53	(178)

Balance at December 31, 2009	$37,783	$12,745	$25,038

Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991

Add net recoverable on paid losses	—	775	(775)

Balance including net recoverable on paid losses	$37,551	$13,335	$24,216

Loss Reserve Rollforward	Page 14

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2010	December 31 2009
Reinsurance recoverable on paid losses and loss expenses
Active operations	$605	$703
Brandywine	284	289
Westchester Run-off	36	36
Other Run-off	13	13

Total	$938	$1,041

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,250	$10,316
Brandywine	2,197	2,268
Westchester Run-off	474	482
Other Run-off	30	70

Total	$12,951	$13,136

Gross reinsurance recoverable
Active operations	$10,855	$11,019
Brandywine	2,481	2,557
Westchester Run-off	510	518
Other Run-off	43	83

Total	$13,889	$14,177

Provision for uncollectible reinsurance
Active operations	$(360)	$(399)
Brandywine	(165)	(147)
Westchester Run-off	(25)	(25)
Other Run-off	(4)	(11)

Total	$(554)	$(582)

Net reinsurance recoverable
Active operations	$10,495	$10,620
Brandywine	2,316	2,410
Westchester Run-off	485	493
Other Run-off	39	72

Total	$13,335	$13,595

Reinsurance Recoverable	Page 15

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2010		December 31 2009
Market Value
Fixed maturities available for sale	$40,564		$39,525
Fixed maturities held to maturity	3,433		3,561
Short-term investments	2,052		1,667

Total	$46,049		$44,753

Asset Allocation by Market Value
Treasury	$2,268	5%	$2,068	5%
Agency	2,449	5%	2,698	6%
Corporate	14,149	31%	13,166	29%
Mortgage-backed securities	11,406	25%	11,311	25%
Asset-backed securities	343	1%	371	1%
Municipal	2,091	4%	2,300	5%
Non-U.S.	11,291	25%	11,172	25%
Short-term investments	2,052	4%	1,667	4%

Total	$46,049	100%	$44,753	100%

Note: Insured municipal bonds represent $773 million, or 37% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$23,472	51%	$22,884	51%
AA	4,003	9%	4,021	9%
A	7,635	17%	7,461	17%
BBB	5,024	11%	4,910	11%
BB	3,009	6%	2,866	6%
B	2,187	5%	2,029	5%
Other	719	1%	582	1%

Total	$46,049	100%	$44,753	100%

Cost/Amortized Cost
Fixed maturities available for sale	$39,603		$38,985
Fixed maturities held to maturity	3,335		3,481
Short-term investments	2,052		1,667

Subtotal	44,990		44,133
Equity securities	271		398
Other investments	1,332		1,258

Total	$46,593		$45,789

Avg. duration of fixed maturities	3.7 years		3.7 years
Avg. market yield of fixed maturities (1)	4.0%		4.3%
Avg. credit quality	AA		AA
Avg. yield on invested assets (2)	4.4%		4.5%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 16

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at March 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$495	$—	$—	$—	$—	$495
FNMA	5,575	—	—	—	—	5,575
Freddie Mac	2,291	—	—	—	—	2,291

Total agency RMBS	8,361	—	—	—	—	8,361
Non-agency RMBS	430	27	39	63	887	1,446

Total residential mortgage-backed	8,791	27	39	63	887	9,807
Commercial mortgage-backed	1,562	19	13	5	—	1,599

Total mortgage-backed securities	$10,353	$46	$52	$68	$887	$11,406

Asset-backed securities
Sub-prime	$20	$2	$1	$5	$33	$61
Credit cards	18	5	—	—	1	24
Autos	98	—	14	—	1	113
Other	141	—	—	—	4	145

Total asset-backed securities	$277	$7	$15	$5	$39	$343

Insured asset-backed securities represent $27 million, or 8% of our asset-backed security holdings.

Investments 2	Page 17

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Market Value at March 31, 2010

Mortgage-backed securities total $11.4 billion, are rated predominantly AAA and comprise 25% of the fixed income portfolio. This compares to a 40% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

Securities issued by Federal agencies with implied or explicit government guarantees total $8.4 billion and represent 85% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 260,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 13%, the cumulative 5-year foreclosure rate would have to rise to 21% and real estate values would have to fall 20% from their current levels before principal is impaired. The current foreclosure rate of ACE's non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.6 billion are rated predominantly AAA, broadly diversified with over 19,000 loans and seasoned with 86% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 66% with a debt service coverage ratio in excess of 1.6 and weighted average subordinated collateral of 33%. The cumulative foreclosure rate would have to rise to 41% and commercial real estate values would have to fall more than 10% from their current levels before principal is impaired. The current foreclosure rate of the portfolio is about 2%.

Investments 3	Page 18

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amortized Cost at March 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$478	$—	$—	$—	$—	$478
FNMA	5,410	—	—	—	—	5,410
Freddie Mac	2,203	—	—	—	—	2,203

Total agency RMBS	8,091	—	—	—	—	8,091
Non-agency RMBS	490	32	43	77	1,103	1,745

Total residential mortgage-backed	8,581	32	43	77	1,103	9,836
Commercial mortgage-backed	1,503	18	14	5	—	1,540

Total mortgage-backed securities	$10,084	$50	$57	$82	$1,103	$11,376

Asset-backed securities
Sub-prime	$22	$2	$1	$6	$56	$87
Credit cards	18	5	—	—	1	24
Autos	96	1	13	—	1	111
Other	139	—	—	1	7	147

Total asset-backed securities	$275	$8	$14	$7	$65	$369

Insured asset-backed securities represent $34 million, or 9% of our asset-backed security holdings.

Investments 4	Page 19

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at March 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$773	$259	$1,954	$233	$3,219
Basic Materials	—	—	57	92	149
Communications	—	—	611	596	1,207
Consumer, Cyclical	—	56	145	168	369
Consumer, Non-Cyclical	47	447	417	422	1,333
Diversified Financial Services	48	57	72	190	367
Energy	—	13	176	591	780
Industrial	131	371	224	104	830
Utilities	—	1	326	438	765
All Others	96	70	391	258	815

Total	$1,095	$1,274	$4,373	$3,092	$9,834

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE's US investment grade bond portfolio is very high at AA. 62% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 5	Page 20

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at March 31, 2010

	S&P Credit Rating
	BB	B	CCC	Other	Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$244	$105	$29	$—	$378
Communications	411	323	11	—	745
Consumer, Cyclical	213	254	15	2	484
Consumer, Non-Cyclical	366	449	8	—	823
Diversified Financial Services	55	26	3	23	107
Energy	635	143	5	—	783
Industrial	276	153	19	1	449
Utilities	284	103	—	—	387
All Others	111	43	5	—	159

Total	$2,595	$1,599	$95	$26	$4,315

Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Five external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 500 issuers with our largest current issuer exposure at $81 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 21

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at March 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
Foreign Government Securities
United Kingdom	$1,084	$—	$—	$—	$—	$1,084
Canada	823	—	—	—	—	823
Germany	584	—	—	—	—	584
Japan	—	326	—	—	—	326
Province of Ontario	37	175	—	—	—	212
Brazil	—	—	—	200	—	200
France	122	—	—	—	—	122
Province of Quebec	—	—	121	—	—	121
Switzerland	101	—	—	—	—	101
State of Queensland	96	5	—	—	—	101
Mexico	6	—	18	70	—	94
Republic of Korea	—	—	86	—	—	86
Thailand	3	—	62	3	—	68
Netherlands	64	—	—	—	—	64
Italy	—	—	57	—	—	57
Taiwan	—	53	—	—	—	53
State of Victoria	53	—	—	—	—	53
Spain	—	51		—	—	51
State of New South Wales	49	—	—	—	—	49
Australia	47	—	—	—	—	47
Austria	46	—	—	—	—	46
New Zealand	45	—	—	—	—	45
Greece	—	—	—	42	—	42
Qatar	—	34	—	—	—	34
State of Western Australia	31	—	—	—	—	31
Other Foreign Government	128	132	86	28	30	404

Foreign Government Securities	3,319	776	430	343	30	4,898

Non-U.S. Corporate	1,310	893	2,136	1,419	635	6,393

	$4,629	$1,669	$2,566	$1,762	$665	$11,291

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

87% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 55% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 22

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

March 31, 2010		Rating
General Electric Co	$449	AA+
JP Morgan Chase & Co	427	A+
Bank of America Corp	384	A
Wells Fargo & Co	306	AA-
Verizon Communications Inc	302	A
Citigroup Inc	285	A
Morgan Stanley	278	A
Goldman Sachs Group Inc/The	261	A
AT&T INC	232	A
HSBC Holdings Plc	192	AA-
Credit Suisse Group	190	A
Barclays PLC	165	A+
Comcast Corp	162	BBB+
Lloyds Banking Group Plc	135	A
ConocoPhillips	134	A
Kraft Foods Inc	128	BBB
Time Warner Cable Inc	122	BBB
XTO Energy Inc	122	BBB
American Express Co	121	BBB+
UBS AG	118	A+
Telecom Italia SpA	112	BBB
Pfizer Inc	105	AA
Deutsche Telekom AG	91	BBB+
Anheuser-Busch InBev NV	89	BBB+
Rabobank Nederland	87	AAA

Investments 8	Page 23

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2010
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$81	$423	$504
Equity securities	45	(24)	21
Equity and fixed income derivatives	19	—	19
Foreign exchange gains (losses)	(9)	—	(9)
Other	4	35	39

Sub-total	140	434	574
Mark-to-market gains (losses) from derivative transactions (2)	28	—	28

Total gains (losses)	168	434	602
Partially-owned entities (3)	10	20	30
Income tax expense (benefit)	2	105	107

Net gains (losses)	$176	$349	$525

(1)	Other-than-temporary impairments for the quarter include $18 million for fixed maturities.

(2)	Includes $37 million of realized gains on the life reinsurance operations which is comprised of a $96 million gain on guaranteed minimum income benefit derivatives and $59 million of losses on other derivatives, including S&P put options and futures.

(3)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended March 31, 2009
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(48)	$(214)	$(262)
Equity securities	(100)	(28)	(128)
Equity and fixed income derivatives	55	—	55
Foreign exchange gains (losses)	32	—	32
Other	(57)	(39)	(96)

Sub-total	(118)	(281)	(399)
Mark-to-market gains (losses) from derivative transactions (5)	(3)	—	(3)

Total gains (losses)	(121)	(281)	(402)
Partially-owned entities (6)	3	14	17
Income tax expense (benefit)	(16)	(78)	(94)

Net gains (losses)	$(102)	$(189)	$(291)

(4)	Other-than-temporary impairments for the quarter of $192M include $88M for fixed maturities, $25M for equities, and $79M for other investments.

(5)	Includes $24M of realized gains on the life reinsurance operations which is comprised of a $1M loss on guaranteed minimum income benefit derivatives offset by $25M of gains on the S&P put option and futures. Also included is a $25 million loss related to derivatives on our short-term and long-term debt.

(6)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 24

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	March 31 2010	December 31 2009	December 31 2008
Total short-term debt	$150	$161	$471
Total long-term debt	3,158	3,158	2,806

Total debt	$3,308	$3,319	$3,277

Total trust preferred securities	$309	$309	$309

Total shareholders’ equity	$20,636	$19,667	$14,446

Total capitalization	$24,253	$23,295	$18,032

Tangible capital (1)	$20,370	$19,364	$14,285

Leverage ratios
Debt/ total capitalization	13.6%	14.2%	18.2%
Debt plus trust preferred securities/ total capitalization	14.9%	15.6%	19.9%
Debt/ tangible capital	16.2%	17.1%	22.9%
Debt plus trust preferred securities/ tangible capital	17.8%	18.7%	25.1%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 25

ACE Limited
Debt, Trust Preferred, and Credit Facilities
(in millions of U.S. dollars)
(Unaudited)

	Par Amount Outstanding	Carrying value	Coupon		Maturity Date
Debt and Trust Preferred
ACE European Holdings No2 Limited Term Loan	$150	$150	5.25%		December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	$50	3.75%		December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	$450	0.94	%(1)	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%		June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$446	5.60%		May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%		February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%		March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%		June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%		August 15, 2029
ACE Capital Trust II Capital Securities	$309	$309	9.70%		April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$298	6.70%		May 15, 2036
Other	$14	$14

	$3,623	$3,617

	Commitment	LOC Usage			Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$598			November 8, 2012
Revolving Credit / LOC Facility	$500	$73			November 8, 2012
Funds at Lloyds Capital Facility	$451	$384			December 31, 2013
Bilateral Letter of Credit Facility	$500	$486			September 20, 2014

	$2,451	$1,541

(1)	This term loan was issued with a floating interest rate that is based on 3 month LIBOR plus 0.65 percent. In order to economically fix the interest rate, the Company entered into a swap transaction that fixes the rate at 4.15.

Capital Structure 2	Page 26

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended March 31
	2010	2009
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$579	$669
Net realized gains (losses), net of income tax	176	(102)

Net income available to the holders of common shares	$755	$567

Rollforward of Common Shares Outstanding
Shares - beginning of period	336,524,657	333,645,471
Issued under employee stock purchase plan	118,172	113,616
Shares (cancelled) granted	1,786,925	2,105,193
Issued for option exercises	180,964	26,364

Shares - end of period	338,610,718	335,890,644

Denominator
Weighted average shares outstanding	338,478,484	335,474,828
Effect of other dilutive securities	1,386,992	640,736

Adj. wtd. avg. shares outstanding and assumed conversions	339,865,476	336,115,564

Basic earnings per share
Income excluding net realized gains (losses) (1)	$1.71	$1.99
Net realized gains (losses), net of income tax	0.52	(0.30)

Net income	$2.23	$1.69

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.70	$1.99
Net realized gains (losses), net of income tax	0.52	(0.30)

Net income	$2.22	$1.69

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 27

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Net income, as reported	$755	$953	$494	$535	$567	$2,549
Net realized gains (losses)	168	373	(223)	(225)	(121)	(196)
Net realized gains (losses) in other income (expense) (1)	10	(31)	(43)	8	3	(63)
Income tax expense (benefit) on net realized gains (losses)	2	72	(59)	(46)	(16)	(49)

Income excluding net realized gains (losses)	$579	$683	$701	$706	$669	$2,759

(1)	Realized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 28

ACE Limited
Book Value and Book Value per Common Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2010	December 31 2009	March 31 2009
Shareholders’ equity	$20,636	$19,667	$14,718
Less: goodwill and other intangible assets	3,883	3,931	3,735

Numerator for tangible book value per share	$16,753	$15,736	$10,983

Denominator	338,610,718	336,524,657	335,890,644

Book value per common share	$60.94	$58.44	$43.82
Tangible book value per common share	$49.48	$46.76	$32.70

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$19,667	$18,733	$14,446
Income excluding net realized gains (losses)	579	683	669
Net realized gains (losses), net of tax	176	270	(102)
Net unrealized gains (losses), net of tax	349	(37)	(189)
Cumulative translation, net of tax	(50)	97	(38)
Dividend declared on common shares	(105)	(105)	(88)
Pension liability	4	(22)	(3)
Other (1)	16	48	23

	$20,636	$19,667	$14,718

(1)	Other includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 29

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	1Q-10	4Q-09	3Q-09	2Q-09	1Q-09	Full Year 2009
Net income	$755	$953	$494	$535	$567	$2,549
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	583	201	1,985	972	(446)	2,712
Reclassification adjustment for net realized (gains) losses included in net income	(129)	(312)	51	157	179	75
Change in cumulative translation adjustments	(90)	141	160	325	(58)	568
Change in minimum pension liability	6	(35)	1	(10)	(4)	(48)
Income tax (expense) benefit related to other comprehensive income items (2)	(67)	43	(421)	(289)	99	(568)

Other comprehensive income (loss)	303	38	1,776	1,155	(230)	2,739

Comprehensive income	$1,058	$991	$2,270	$1,690	$337	$5,288

(1)	Unrealized appreciation on investments for the full year 2009 includes $305 million of losses related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(2)	Income tax expense for the full year 2009 includes $63 million related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

Comprehensive Income	Page 30

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

Topic 320: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 31